AXA Equitable Life Insurance Company

Supplement dated March 11, 2013 to the current Prospectuses for Retirement Cornerstone® Series 13.0

This Supplement modifies certain information in the above-referenced current prospectus, supplements to the prospectus and statements of additional information, as previously supplemented (together the ‘‘Prospectus’’). You should read this Supplement in conjunction with the Prospectus and retain it for future reference. Unless otherwise indicated, all other information included in the Prospectus remains unchanged. The terms and section headings we use in this Supplement have the same meaning as in the Prospectus. We will send you another copy of any prospectus or supplement without charge upon request. Please contact the customer service center referenced in your Prospectus.

The following information replaces the disclosure for the State of Delaware in “Appendix V: State contract availability and/or variations of certain features and benefits” of the Prospectus:

State	Features and benefits	Availability or variation
Delaware	See “Your right to cancel within a certain number of days” in “Contract features and benefits”

If you purchased your contract through a Section 1035 exchange, you may return your Accumulator® Series contract within 20 days from the date you receive it and receive a full refund of your contributions, including any contract fees or charges.

	See “Greater of death benefit” under “Guaranteed benefit charges” in “Charges and expenses”	The maximum charge for the “Greater of” death benefit is 1.65%.

Retirement Cornerstone® Series is issued by and is a registered service mark of AXA Equitable Life Insurance Company (AXA Equitable).

Co-distributed by affiliates AXA Advisors, LLC and AXA Distributors, LLC.

1290 Avenue of the Americas,

New York, NY 10104.

Copyright 2013 AXA Equitable Life Insurance Company. All rights reserved.

AXA Equitable Life Insurance Company

1290 Avenue of the Americas New York, NY 10104

(212) 554-1234

IM-22-13 (2/13)	Catalog No. 151111 (2/13)
RC 13.0 (NB)	#486387